                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                         MAY 13, 1999
                --------------------------------------------------------------

                            CORNUCOPIA RESOURCES LTD.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

BRITISH COLUMBIA, CANADA                    0-16778                       NONE
------------------------------------------------------------------------------
(State or other jurisdication of        (Commission              (IRS Employer
incorporation)                          File Number)       Identification No.)

     540 THE MARINE BUILDING, 355 BURRARD STREET, VANCOUVER, B.C. V6C 2G8
------------------------------------------------------------------------------
                   (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (604) 687-0619.

       Unless otherwise indicated, all references to "dollars" and "$" are to Canadian dollars.

------------------------------------------------------------------------------

                            CORNUCOPIA RESOURCES LTD.

TABLE OF CONTENTS                                                        PAGE
ITEM 1:    CHANGES IN CONTROL OF REGISTRANT                                 -

ITEM 2:    ACQUISITION OR DISPOSITION OF ASSETS                             -

ITEM 3:    BANKRUPTCY OR RECEIVERSHIP                                       -

ITEM 4:    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT                    -

ITEM 5:    OTHER EVENTS                                                     -

ITEM 6:    RESIGNATION OF REGISTRANT'S DIRECTORS                            -

ITEM 7:    FINANCIAL STATEMENTS AND EXHIBITS                                3

ITEM 8:    CHANGE IN FISCAL YEAR                                            -

ITEM 9:    SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.             -

SIGNATURES                                                                 20

EXHIBITS INDEX                                                             21

CORNUCOPIA RESOURCES LTD.

GENERAL

Unless the context otherwise requires, the "Registrant" means Cornucopia Resources Ltd. and the "Company" means the Registrant and its subsidiaries.

This report amends the Registrant's Form 8-K filing, dated March 11, 1999, to include copies of the audited financial statements of Stockscape Technologies Ltd., consent letter from Ellis Foster, auditors to Stockscape Technologies Ltd. and unaudited pro forma consolidated financial statements and notes at December 31, 1998, required under Items 2 and Item 7 - 4(b) and (c).

All references to number of common shares and per share amounts in this Form 8-K/A reflect the subdivision of the Registrant's common shares ("Common Shares") on a two-for-one basis on July 7, 1987.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this report constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance, or achievements express or implied by such forward-looking statements. Such factors include, among others, results of merger or sale of assets, mineral property exploration and development costs and results, reclamation obligations, fluctuation of gold prices, competition, uninsured risks, capitalization and commercial viability and requirements for obtaining bonds, permits and licenses.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  SUPPLEMENTAL FINANCIAL STATEMENTS

1.   Report of Ellis Foster, Independent Auditors to Stockscape Technologies
     Ltd.

2. Supplemental Balance Sheets of Stockscape Technologies Ltd. at December 31, 1998 and September 30, 1998 and September 30, 1997.

3. Supplemental Statement of Income and Deficit of Stockscape Technologies Ltd. for the three months ended December 31, 1998 and years ended September 30, 1998 and September 30, 1997.

4. Statement of Changes in Financial Position of Stockscape Technologies Ltd. for the three months ended December 31, 1998 and years ended September 30, 1998 and September 30, 1997.

5. Notes to Supplemental Financial Statements of Stockscape Technologies Ltd. at December 31, 1998 and September 30, 1998 and September 30, 1997.

(b)  PRO FORMA FINANCIAL STATEMENTS

     Unaudited pro forma consolidated Balance Sheets, Statement of Operations, and Notes to unaudited pro forma consolidated financial statements at December 31, 1998.

(c)  EXHIBITS

23.1   Consent of Ellis Foster, dated May 13, 1999..................
27.1   FDS (For SEC use only).......................................
27.2   FDS (For SEC use only).......................................

                          STOCKSCAPE TECHNOLOGIES LTD.

Financial Statements

December 31, 1998


INDEX

Auditors' Report

Balance Sheet

Statement of Income and Deficit

Statement of Changes in Financial Position

Notes to the Financial Statements

AUDITORS' REPORT

TO THE SHAREHOLDER OF

STOCKSCAPE TECHNOLOGIES LTD.

We have audited the balance sheets of STOCKSCAPE TECHNOLOGIES LTD. as at September 30, 1997, September 30, 1998 and December 31, 1998 and the statements of income and deficit and changes in financial position for the periods then ended from October 1, 1996 to December 31, 1998. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at September 30, 1997, September 30, 1998 and December 31, 1998 and the results of its operations and the changes in its financial position for the periods then ended in accordance with generally accepted accounting principles. As required by the Company Act of the Province of British Columbia, we report that, in our opinion, these principles have been applied on a consistent basis over the period of review.


Vancouver, Canada                                       "ELLIS FOSTER"
March 25, 1999                                          Chartered Accountants

STOCKSCAPE TECHNOLOGIES LTD.

Balance Sheet

-----------------------------------------------------------------------------------------
                                             December 31   September 30    September 30
                                                    1998           1998            1997
-----------------------------------------------------------------------------------------
ASSETS

CURRENT
  Cash and short term investments              $  58,732      $  99,045       $     778
  Accounts receivable                             74,742         29,005          19,940
  Prepaid expenses and deposits                    8,920          7,712           1,431
-----------------------------------------------------------------------------------------
                                                 142,394        135,762          22,149
CAPITAL (note 3)                                  95,314        100,753          75,805
INTANGIBLE (note 3)                                8,270          6,992           3,081
-----------------------------------------------------------------------------------------
                                               $ 245,978      $ 243,507       $ 101,035
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

LIABILITIES

CURRENT
  Accounts payable and accrued liabilities     $ 100,506      $  76,583       $  10,259
  Deposits from clients                                -         11,926               -
  Unearned revenue                                55,224         75,098               -
-----------------------------------------------------------------------------------------
                                                 155,730        163,607          10,259
LONG TERM DEBT (note 4)                          672,988        579,311          90,832
-----------------------------------------------------------------------------------------
                                                 828,718        742,918         101,091
-----------------------------------------------------------------------------------------

SHARE CAPITAL AND DEFICIT
SHARE SUBSCRIPTIONS (note 5)                     200,000        200,000         200,000
SHARE CAPITAL (note 5)                            57,500         57,500          57,500
DEFICIT                                         (840,240)      (756,911)       (257,556)
-----------------------------------------------------------------------------------------
                                                (582,740)      (499,411)            (56)
-----------------------------------------------------------------------------------------
COMMITMENTS (note 6)
                                               $ 245,978      $ 243,507       $ 101,035
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

Approved by the Director:

    "JOHN J. BROWN"
-------------------------
     John J. Brown

STOCKSCAPE TECHNOLOGIES LTD.

Statement of Income and Deficit

----------------------------------------------------------------------------------------------
                                                Three Months
                                                       Ended      Year Ended       Year Ended
                                                 December 31    September 30     September 30
                                                        1998            1998             1997
----------------------------------------------------------------------------------------------
INCOME                                             $  68,422       $ 170,157        $  15,250
WEB SITE DEVELOPMENT AND MAINTENANCE                  74,365         337,494          184,758
----------------------------------------------------------------------------------------------
GROSS PROFIT (LOSS)                                   (5,943)       (167,337)        (169,508)
----------------------------------------------------------------------------------------------
MARKETING AND ADMINISTRATION
  Advertising and promotion                           12,398          48,661           23,948
  Allowance for doubtful accounts                          -           6,657                -
  Bank charges                                           861           1,496              264
  Commissions, salaries and other services            36,708         171,961           39,401
  Communications, supplies and office                  8,043          40,624           20,242
  Insurance and professional services                    403          18,140            3,361
  Interest on long-term debt                          18,973          44,479              832
----------------------------------------------------------------------------------------------
                                                      77,386         332,018           88,048
----------------------------------------------------------------------------------------------
NET (LOSS) FOR THE PERIOD                            (83,329)       (499,355)        (257,556)
DEFICIT, beginning of period                        (756,911)       (257,556)                -
----------------------------------------------------------------------------------------------
DEFICIT, end of period                             $(840,240)      $(756,911)       $(257,556)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
LOSS PER SHARE (note 2)                            $   (0.09)      $   (0.53)       $   (0.27)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

STOCKSCAPE TECHNOLOGIES LTD.

Statement of Changes in Financial Position

----------------------------------------------------------------------------------------------
                                               Three Months
                                                      Ended      Year Ended       Year Ended
                                                December 31    September 30     September 30
                                                       1998            1998             1997
----------------------------------------------------------------------------------------------
CASH USED FOR OPERATING ACTIVITIES
  Net (loss) for the period                       $ (83,329)      $(499,355)       $(257,556)
  Item not affecting cash:
    Amortization                                      8,416          35,895           17,539
----------------------------------------------------------------------------------------------
                                                    (74,913)       (463,460)        (240,017)
  Changes in non-cash working capital               (54,822)        138,002          (11,112)
----------------------------------------------------------------------------------------------
                                                   (129,735)       (325,458)        (251,129)
----------------------------------------------------------------------------------------------

CASH PROVIDED BY (USED FOR) INVESTMENT
  ACTIVITIES
  Investment in trademarks                           (1,758)         (5,150)          (3,852)
  Purchase of capital assets                         (2,497)        (59,604)         (92,573)
----------------------------------------------------------------------------------------------
                                                     (4,255)        (64,754)         (96,425)
----------------------------------------------------------------------------------------------

CASH PROVIDED BY FINANCING ACTIVITIES
  Long-term debt                                     93,677         488,479           90,832
  Share subscriptions                                     -               -          200,000
  Share capital                                           -               -           57,500
----------------------------------------------------------------------------------------------
                                                     93,677         488,479          348,332
----------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH                         (40,313)         98,267              778
CASH, beginning of period                            99,045             778                -
----------------------------------------------------------------------------------------------
CASH, end of period                               $  58,732       $  99,045        $     778
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

                             STOCKSCAPE TECHNOLOGIES LTD.

Notes to Financial Statements
As at December 31, 1998 and September 30, 1998 and 1997
------------------------------------------------------------------------------

1.   INCORPORATION

         The Company (formerly 523833 B.C. Ltd.) is incorporated under the laws of the Province of British Columbia and its principal activity is the provision of services to establish and maintain clients on the world wide web. The Company's website, Stockscape.com, has been established as an entrance point on the internet for interested parties to access various information about public companies and various reports written by other parties on those companies.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         (a)   Short Term Investments

               Short-term investments are valued at the lower of cost or market.

         (b)   Capital and Intangible Assets

               (i) Capital assets are recorded at cost and amortized over the estimated useful life of the asset on a declining balance basis at the following annual rates.

                            Computer Equipment               30%
                            Computer Software               100%
                            Equipment and furniture          20%

                       In the year an asset is purchased, the amortization rate is one-half of the annual rate.

               (ii) Leasehold improvements are amortized on a straight-line basis over the three year lease term.

               (iii) Trademarks are recorded at cost and amortized on a straight-line basis over five years.

               (iv) Development and maintenance costs of the corporate website are being expensed as incurred.

                             STOCKSCAPE TECHNOLOGIES LTD.

Notes to Financial Statements
As at December 31, 1998 and September 30, 1998 and 1997
------------------------------------------------------------------------------

         (c)   Revenue Recognition

               Revenue is usually recognized in the period services are performed for the clients. Monthly maintenance fees received in advance of services to be performed are recorded as unearned revenue.

         (d)   Income Taxes

               The provision for income taxes are based on the accounting income. Deferred income taxes arise as a result of recognizing expenses and revenues in different time periods for accounting and tax purposes. Such timing differences arise principally from amortization costs foregone.

         (e)   Financial Instruments

               The Company's financial instruments include cash and short term investments, accounts receivable, accounts payable, and long term debt. The fair value of these financial instruments approximate carrying values.

         (f)   Segmented Information

               The Company operates in only one business segment - the provision of services to establish companies on the internet. There is only one geographic location of the Company which is in Canada and substantially all of the assets of the Company are used in the provision of internet services.

         (g)   Loss Per Share

               Basic loss per share was calculated based on the weighted average number of shares outstanding during the period. Fully diluted loss per share was calculated based on the issuance of shares for the share subscription proceeds. Pro-forma fully diluted loss per share was calculated as if shares were issued for the conversion of the long term debt at the beginning of the December 31, 1998 period (notes 5 and 10).

                                           December 31,    September 30,    September 30,
                                                   1998             1998             1997
               ---------------------------------------------------------------------------
               Basic                            $ (0.09)          $(0.53)          $(0.27)
               Fully diluted                      (0.05)           (0.29)           (0.15)
               Pro forma fully diluted           (0.006)               -                -

                             STOCKSCAPE TECHNOLOGIES LTD.

Notes to Financial Statements
As at December 31, 1998 and September 30, 1998 and 1997
------------------------------------------------------------------------------

3.   CAPITAL AND INTANGIBLE ASSETS

                                          December 31,    September 30,    September 30,
                                                  1998             1998             1997
     -------------------------------------------------------------------------------------
     CAPITAL ASSETS
     Computer equipment                       $124,319         $122,517         $ 78,841
     Computer software                          13,861           13,166            8,960
     Office equipment                            8,883            8,883            4,772
     Leasehold improvements                      7,611            7,611                -
     -------------------------------------------------------------------------------------
                                               154,674          152,177           92,573
     Less:  accumulated amortization           (59,360)         (51,424)         (16,768)
     -------------------------------------------------------------------------------------
     Net book value                           $ 95,314         $100,753         $ 75,805
     -------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------

     INTANGIBLE ASSETS
     Trademarks                               $ 10,760         $  9,002         $  3,852
     Less: accumulated amortization             (2,490)          (2,010)            (771)
     -------------------------------------------------------------------------------------
     Net book value                           $  8,270         $  6,992         $  3,081
     -------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------

4.   LONG TERM DEBT

         The Company has a long-term loan outstanding to its sole shareholder, of $672,988 (September 30, 1998 - $579,311, September 30, 1997 -
         $90,832) which is repayable on demand and bears interest at a rate of 12% per annum.

         The shareholder has agreed to fund the Company's operations until a change of control is completed. Additional advances will be made on the same terms and conditions as the outstanding loans.

                             STOCKSCAPE TECHNOLOGIES LTD.

Notes to Financial Statements
As at December 31, 1998 and September 30, 1998 and 1997
------------------------------------------------------------------------------

5.   SHARE CAPITAL

         (a)   Authorized:

               1,000,000 common shares without par value.

               By resolution dated March 26, 1999 authorized capital has been increased to 100,000,000 common shares without par value.

         (b)   Issued:

                                                   Number of Shares       Amount
               -----------------------------------------------------------------
               Issued for cash                              750,000      $ 7,500
               Issued for cash                              200,000       50,000
               -----------------------------------------------------------------
               Balance, September 30, 1997                  950,000       57,500
               -----------------------------------------------------------------
               Balance, September 30, 1998                  950,000       57,500
               -----------------------------------------------------------------
               Balance, December 31, 1998                   950,000      $57,000
               -----------------------------------------------------------------
               -----------------------------------------------------------------

         (c) During the period ended September 30, 1997, the Company received Share Subscriptions for 800,000 common shares at a subscription price of $0.25 per share. The funds received for the share subscriptions were non-interest bearing. These shares were issued on March 26, 1999.

         (d) The Company agreed to convert $825,000 of the long term debt (note 4) into common shares at $0.10 per share, such that an additional 8,250,000 shares would be issued to the shareholder. These shares were issued on March 26, 1999.

6.   COMMITMENTS

         The Company has the following commitments relating to lease obligations. The future minimum lease payments are as follows:

               Year                                        Payment
               ---------------------------------------------------
               1999                                       $ 62,360
               2000                                         44,520
               2001                                         12,258
               ---------------------------------------------------
                                                          $119,138
               ---------------------------------------------------
               ---------------------------------------------------

                             STOCKSCAPE TECHNOLOGIES LTD.

Notes to Financial Statements
As at December 31, 1998 and September 30, 1998 and 1997
------------------------------------------------------------------------------

7.   RELATED PARTY TRANSACTIONS

         (a) A Company controlled by the president of the Company provides reception, accounting, administrative and management services to the Company. Office space, supplies, and employee benefits were also provided and are included in the payments, as are out of pocket travel expenses. During the period ended December 31, 1998, the Company paid $14,490 (September 30, 1998 - $65,794, September 30, 1997 - $47,306) for these services. Included in accounts payable is $17,934 payable to a company controlled by the president of the Company (September 30, 1998 - $13,185, September 30, 1997 - $nil). These expenses are incurred in the normal course of business and are at market rates.

         (b) The shareholder has long term loans outstanding of $672,988 (1998 - $579,311, 1997 - $90,832) to the Company to sustain operations. Interest of $18,973 (September 30, 1998 - $44,479, September 30, 1997 - $832) was accrued during the period (note
               4).

         (c) The shareholder is also a client of the Company and during the current period paid $1,589 (September 30, 1998 - $6,372, September 30, 1997 - $3,210) to the Company for internet services.

8.   INCOME TAXES

         The Company has incurred losses for Canadian income tax purposes of approximately $644,383 which can be carried forward to reduce taxable income in future years.

         These losses will expire as follows:

               Year                                    Amount
               ----------------------------------------------
               2003                                  $  1,026
               2004                                   238,159
               2005                                   405,198
               ----------------------------------------------
                                                     $644,383
               ----------------------------------------------
               ----------------------------------------------

         The potential income tax benefits of these losses have not been recognized in these financial statements.

                             STOCKSCAPE TECHNOLOGIES LTD.

Notes to Financial Statements
As at December 31, 1998 and September 30, 1998 and 1997
------------------------------------------------------------------------------

9.   YEAR 2000 ISSUE

         The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the Company, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.

10.  SUBSEQUENT EVENTS

         (a) On March 26, 1999, the Company converted the shareholder loan into common shares of the Company and the number of authorized common shares of the Company was increased to 100,000,000 shares (notes 4 and 5).

         (b) Effective date of March 1, 1999, the Shareholder agreed to sell its shares to Cornucopia Resources Ltd., a publicly traded company, by exchanging all of the outstanding shares of the Company for 10 million common shares of Cornucopia, subsequent to Cornucopia completing a share consolidation on a ten for one basis, and changing its name to StockScape.com, if available.

      UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AT DECEMBER 31, 1998

                                      Stockscape       Stockscape      Cornucopia
                                    December 31/98   December 31/98   December 31/98            Pro Forma    Pro Forma
                                          C$               US$             US$         Note   Adjustments   Consolidated
                                    -------------------------------------------------------------------------------------
        BALANCE SHEETS
            ASSETS
Cash and cash equivalents                58,732          38,304          103,949       5(d)     1,304,376     1,446,629
Accounts receivable                      74,742          48,746           25,844                                 74,590
Prepaid expenses and deposits             8,920           5,818           21,180                                 26,998
Investment in Vista Gold Corp.                                0          234,305                                234,305
-------------------------------------------------------------------------------------------------------------------------
                                        142,394          92,868          385,278                              1,782,522
-------------------------------------------------------------------------------------------------------------------------
Investment in Great Basin Gold
Ltd.                                                          0                0       3(a)     1,681,422     1,681,422
Capital assets                           95,314          62,163           11,701                                 73,864
Mineral properties and deferred
exploration expenses                                          0        1,874,895       3(a)    (1,874,892)            3
Patents & trademarks                      8,270           5,394                0                                  5,394
-------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                            245,978         160,424        2,271,874                              3,543,205
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

          LIABILITIES
CURRENT LIABILITIES
Accounts payable and accrued
liabilities                             100,506          65,549          101,277                                166,826
Unearned Revenue                         55,224          36,016                0                                 36,016
-------------------------------------------------------------------------------------------------------------------------
                                        155,730         101,565          101,277                                202,842
Long term debt                          672,988         438,915                0       5(e)      (438,915)            0
-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                       828,718         540,480          101,277                                202,842
-------------------------------------------------------------------------------------------------------------------------

     SHAREHOLDERS' EQUITY
SHARE CAPITAL
Share Subscriptions                     200,000         130,438                0       5(f)      (130,438)            0
Common shares                            57,500          37,501       38,119,366       5(f)       130,438
                                                                                       5(e)       438,915
                                                                                       5(d)     1,304,376
                                                                                              (38,119,366)
                                                                                                 (193,470)
                                                                                       2(c)     2,170,597     3,888,357
-------------------------------------------------------------------------------------------------------------------------
                                        257,500         167,938       38,119,366                              3,888,357
Deficit                                (840,240)       (547,995)     (35,948,769)      2(c)    35,948,769      (547,995)
-------------------------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY             (582,740)       (380,056)       2,170,597                              3,340,363
-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                    245,978         160,424        2,271,874                              3,543,205
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

See accompanying notes to pro forma financial statements.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                      Stockscape       Stockscape      Cornucopia
                                    December 31/98   December 31/98   December 31/98               Pro Forma      Pro Forma
                                          C$               US$             US$           Note      Adjustments    Consolidated
                                    ------------------------------------------------------------------------------------------
REVENUES

Product sales                           226,839         152,949                0                                     152,949
Production costs                        327,205         220,622                0                                     220,622
Reclamation                                                                    0
------------------------------------------------------------------------------------------------------------------------------
Operating profit or loss               (100,366)        (67,673)               0                                     (67,673)
Interest and other income                 1,462             986           70,394         2(c)        (70,394)            986
------------------------------------------------------------------------------------------------------------------------------
                                        (98,904)        (66,687)          70,394                     (70,394)        (66,687)
------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Selling, General and
administrative expenses                 304,693         205,443          968,455         2(c)       (968,455)        205,443
(Gain) on disposal of mineral
property                                                      0         (180,972)        2(c)        180,972               0
Loss on sale of Touchstone
Resources Co.                                                                          2(c),3(a)     193,470
                                                                                       2(c),3(a)    (193,470)              0
(Gain) on disposal / write
down of investments                                           0           (9,482)        2(c)          9,482               0
------------------------------------------------------------------------------------------------------------------------------
                                        304,693         205,443          778,001                    (778,001)        205,443
------------------------------------------------------------------------------------------------------------------------------

LOSS BEFORE INCOME TAXES               (403,597)       (272,131)        (707,607)                    707,607        (272,131)
Income tax                                    0               0                0                                           0
------------------------------------------------------------------------------------------------------------------------------

NET INCOME (LOSS) FOR THE PERIOD       (403,597)       (272,131)        (707,607)                    707,607        (272,131)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

BOOK VALUE PER SHARE                                                                                                    0.18

NET INCOME (LOSS) PER SHARE                                                                                            (0.01)

WEIGHTED AVERAGE NUMBER OF
SHARES OUTSTANDING                                                                                                18,159,483
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to pro forma financial statements.

NOTES TO CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

1.    PROPOSED ACQUISITION AND BASIS OF PRESENTATION

THE ACCOMPANYING UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS OF CORNUCOPIA RESOURCES LTD. HAVE BEEN COMPILED FROM AND INCLUDE:

      (a) the audited consolidated financial statements of Cornucopia Resources Ltd. ("Cornucopia") as at December 31, 1998 and for the year ended December 31, 1998. The Cornucopia audited financial statements are prepared using the United States dollar as the reporting currency.

      (b) The audited financial statements of Stockscape Technologies Ltd. ("Stockscape") as at December 31, 1998 an for the year ended September 30, 1998 and for the three months ended December 31, 1998. The Stockscape audited financial statements are prepared using the Canadian dollar as the reporting currency (note 2b).

FOR MORE DETAILED INFORMATION, READERS SHOULD REFER TO THE AUDITED FINANCIAL STATEMENTS OF CORNUCOPIA INCLUDED IN ITS FORM 10K AND TO THE FINANCIAL STATEMENTS OF STOCKSCAPE INCLUDED IN EXHIBIT 27.1 OF THIS FORM 8K.

THESE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS GIVE EFFECT TO THE PROPOSED TRANSACTIONS, AS DETAILED IN THE SHARE EXCHANGE AGREEMENT BETWEEN CORNUCOPIA AND STOCKSCAPE, DESCRIBED IN NOTES 3, 4 AND 5 BELOW. THE UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS HAVE BEEN PRESENTED AS THOUGH THE TRANSACTIONS OCCURRED ON DECEMBER 31, 1998. THE UNAUDITED PRO FORMA STATEMENT OF OPERATIONS HAVE BEEN PREPARED AS THE TRANSACTIONS HAD OCCURRED ON JANUARY 1, 1998.

IN THE OPINION OF MANAGEMENT, THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS INCLUDE ALL THE ADJUSTMENTS NECESSARY FOR FAIR PRESENTATION IN ACCORDANCE WITH CANADIAN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS ARE NOT INTENDED TO REFLECT THE RESULTS OF OPERATIONS OR THE FINANCIAL POSITION OF THE COMPANY WHICH WOULD HAVE RESULTED HAD THE TRANSACTIONS BEEN EFFECTED ON THE DATES INDICATED ABOVE. FURTHER, THE PRO FORMA FINANCIAL INFORMATION IS NOT NECESSARILY INDICATIVE OF THE RESULTS OF OPERATIONS OR THE FINANCIAL POSITION THAT MAY BE OBTAINED IN THE FUTURE.

2.    SIGNIFICANT ACCOUNTING POLICIES

      (a) These pro forma financial statements for the year ended December 31, 1998, are prepared on the basis of accounting principles generally accepted in Canada. Pro forma consolidated balances after adjustments agree, in all material respects, to accounting principles generally accepted in the United States.

      (b) The balance sheet of Stockscape has been translated into United States dollars using the rate of exchange prevailing at December 31, 1998 and the statement of operations of Stockscape has been translated into United States dollars using the average rate of exchange for the period.

      (c) As this proposed transaction will result in the former shareholders of Stockscape owning greater than 50% of Cornucopia's common shares, accounting principles applicable to reverse takeovers have been used in the compilation of this pro forma consolidated balance sheet to record the acquisition by Stockscape of Cornucopia using the purchase method, with Cornucopia deemed to be the purchased entity.

3.    SALE OF TOUCHSTONE RESOURCES COMPANY

      The Company has entered into an agreement dated March 2, 1999 (the "Sale Agreement"), subject to shareholder approval, pursuant to which the Company will sell its wholly-owned subsidiary, Touchstone Resources Company, ("Touchstone") to Great Basin Gold Ltd., ("Great Basin") its joint venture partner in the Ivanhoe Property, in exchange for 2,750,000 common shares (the "Great Basin Shares") and 250,000 share purchase warrants of Great Basin. The share purchase warrants will entitle the Company to purchase additional shares of Great Basin at $2.00 per share for one year.

      (a) A pro forma adjustment to record the sale of Touchstone for consideration of the Great Basin Shares is accounted for at C$1.25 the market value attributed to the Great Basin Shares on the date of the agreement with a 25% discount taken off the value because of restrictions on resale and voting rights of the Payment Shares.

4.    SHARE CONSOLIDATION

      At the Meeting shareholders will be asked to consider and, if thought fit, to pass a special resolution approving:

      (a) The consolidation of the Company's authorized and issued common share capital from TWO HUNDRED MILLION (200,000,000) common shares to TWENTY MILLION (20,000,000) common shares, (i.e.) one (1) new common share for ten (10) pre-consolidation common shares without par value.

      (b) An increase in the Company's authorized common share capital to its pre-consolidation level of Two Hundred Million (200,000,000) common shares without par value.

      No pro forma adjustments arise from the proposed share consolidation.

5.    ACQUISITION OF STOCKSCAPE

      The common share consolidation and name change are fundamental to the Company's reorganization and are conditions precedent to completion of the acquisition by the Company of Stockscape Technologies Ltd. ("Stockscape"). Stockscape is an Internet investment research provider and, after acquisition of Stockscape, the business of Stockscape will become the Company's primary business.

      (a) Under the terms of the Share Exchange Agreement between the Company and the owners of Stockscape dated March 2, 1999, the Company will acquire all of the issued and outstanding shares of Stockscape by issuing 10,000,000 post-consolidation Common Shares of the Company (the "Payment Shares").

      (b) This business combination will be accounted for under the purchase method with Cornucopia deemed to be the purchased entity. In application of reverse takeover accounting the legal subsidiary ie. Stockscape is the continuing company for purposes of future comparative and for presentation of shareholders' equity. This means that the deficit in the consolidated financial statements immediately after the reverse takeover will be the same as the accounts of Stockscape at December 31, 1998. The cost of the purchase, and the value attributed to the 10,000,000 Payment Shares (note 6(b)), is determined to be the value of the net assets acquired.

      (c) Subsequent to the acquisition of all of the outstanding shares of Stockscape, Cornucopia will change its name to Stockscape Technologies Ltd.

      (d) Further conditions precedent to the acquisition are commitments for a financing of up to 4 million units of the Company to be completed contemporaneously with the acquisition. The 4,000,000 unit financing will be done on a post-consolidation basis at C$0.50 per unit to raise maximum proceeds of C$2,000,000. Each unit will consist of one common share and two share purchase warrants. One share purchase warrant will be exercisable in the first year to acquire one additional common share in the capital of the Company at C$0.65. The second warrant will be exercisable for a period of two years to acquire one additional common share at C$0.95. The warrants will have forced conversion features.

      (e) Stockscape agreed on March 26, 1999 to convert long term debt to common shares of Stockscape and pro forma adjustment of US$438,915 has been made.

      (f) Share subscriptions recorded at US$130,438 December 31, 1998 have been adjusted to reflect the subsequent issuance of common shares on March 26, 1999.

6.    SHARE CAPITAL

      (a)   Authorized share capital:
            200,000,000 common shares without par value.

      (b)   Issued and outstanding

                                                                      Number of
                                                                        Shares             Amount
Balance, December 31, 1998, per Cornucopia
financial statements                                                  41,594,834        $ 38,119,366

Consolidation of common shares on a 1 new for 10 old basis
(note 4a)                                                            (37,435,351)                 --
                                                                     -------------------------------
                                                                       4,159,483          38,119,366
Reduction in the book value of the continuing company's stated
share capital to that of Stockscape.                                          --         (37,512,512)
                                                                     -------------------------------
                                                                       4,159,483             606,854
Issuance of common shares to the shareholders of Stockscape in exchange for their shares of Stockscape
(note 5a) and (note 5b)                                               10,000,000           1,977,127

Issuance of common shares in private placement, condition
precedent to Share Exchange Agreement (note 5d)                        4,000,000           1,304,376
                                                                     -------------------------------
Pro forma balance, December 31, 1998                                  18,159,483        $  3,888,357
                                                                     -------------------------------
                                                                     -------------------------------

                            CORNUCOPIA RESOURCES LTD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CORNUCOPIA RESOURCES LTD.

                                                          /s/ Glenn H. Friesen
Date: May 13, 1999                                  --------------------------
                                                              Glenn H. Friesen
                                                    Vice President Finance and
                                                       Chief Financial Officer


EXHIBITS INDEX                                                         PAGE
--------------                                                        -------
23.1   Consent of Ellis Foster, dated May 13, 1999..................
27.1   FDS (For SEC use only).......................................
27.2   FDS (For SEC use only).......................................